CONSENT


          I HEREBY CONSENT to the inclusion of my name in connection with the Form SB-2 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, Royal Silver Mines, Inc. and to the reference to my firm under the subcaption "Legal Matters."

          DATED this 7th day of February, 1997.

                              Yours truly,


                              /s/ Conrad C. Lysiak

                             CONSENT


          I HEREBY CONSENT to the inclusion of my name in connection with the Form S-8 Registration Statement to be filed with the Securities and Exchange Commission as attorney for the Issuer, IGG International, Inc., and to the reference to my firm under the subcaption "Opinion of Counsel."

          DATED this 2nd day of May, 1996.

                              Yours truly,



                              Conrad C. Lysiak














                             CONSENT


          I HEREBY CONSENT to the inclusion of my name in connection with to the Form 20-F to be filed with the Securities and Exchange Commission as attorney for the Registant, U. S.
Technologies Inc.

          DATED this 14th day of April, 1995.

                              Yours truly,



                              Conrad C. Lysiak










                             CONSENT


          I HEREBY CONSENT to the inclusion of my opinion, dated
October 17, 1986 (Exhibit 4.1) regarding the legality of the of the securities previously registered by the Registrant, Charge, Inc.
This consent is limited to said opinion only.

          DATED this 16th day of April, 1991.

                              Yours truly,

                              CONRAD C. LYSIAK, P.C.



                              BY: ______________________________
                                  Conrad C. Lysiak

                             CONSENT





          I HEREBY CONSENT to the inclusion of my name as an expert in connection with Amendment No. 2 to the Form S-1 Registration
Statement of IAS Communications, Inc., filed with the Securities and Exchange Commission.

          DATED this         day of December, 1995.

                                   Yours truly,



                                   Jack Parsons

                CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference in this registration statement of Globesat Holding Corp. on Form S-8 of our report dated December 5, 1995, of our audits of the financial statements of Globesat Holding Corp., as of September 30, 1993, 1994 and 1995 and for the years then ended, which report is included in the Form 10, SEC File No. 0-17322.

                                   Schvaneveldt and Company




Salt Lake City, Utah
January 19, 1996